Income Tax	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Income Tax Disclosure [Abstract]
Income Tax

Note 17. Income Tax

The Company calculates its quarterly tax provision pursuant to the guidelines in ASC 740 Income Taxes. ASC 740 requires companies to estimate the annual effective tax rate for current year ordinary income. In calculating the effective tax rate, permanent differences between financial reporting and taxable income are factored into the calculation, and temporary differences are not. The estimated annual effective tax rate represents the Company’s estimate of the tax provision in relation to the best estimate of pre-tax ordinary income or loss. The estimated annual effective tax rate is then applied to year-to-date ordinary income or loss to calculate the year-to-date interim tax provision.

The Company recorded a provision for income taxes of $0 for the three months ended March 31, 2026 and 2025, respectively. The Company is projecting a (-0.10%) effective tax rate for the year ending December 31, 2025, which is primarily the result of permanent book to tax differences, increase in the valuation allowance, and the change in the naked credit deferred tax liability. The Company’s effective tax rate for the year ending December 31, 2025 was (-0.57%), which was primarily the result of the change in the naked credit deferred tax liability, increase in the valuation allowance and permanent adjustments.

Note 17. Income Tax

Provision for income taxes is as follows:

	December 31,
	2025	2024
Current:
State	$271,385	$60,810
Total current	271,385	60,810
Deferred:
Federal	(133,337)	73,897
State	(21,045)	(7,838)
Total Deferred	(154,382)	66,059

Net provision	$117,003	$126,869

The differences between the expected income tax provision based on the statutory Federal United States income tax rates and the Company’s effective tax rates are summarized below:

	December 31, 2025
Tax Computed At The Federal Statutory Rate	$(23,524,962)	21.00%
State Tax, Net Of Fed Tax Benefit	201,325	-0.18%
Nondeductible Expenses	6,138,443	-5.48%
Valuation Allowance	17,119,044	-23.56%
Other/Prior Year True-Up	183,153	0.29%
Provision from income taxes	$117,003	-0.57%

[1]	State taxes in Texas make up the majority (greater than 50%) of the tax effect in this category.

	December 31, 2024
Tax Computed At The Federal Statutory Rate	$(4,634,170)	21.00%
State Tax, Net Of Fed Tax Benefit	(352,031)	1.60%
Nondeductible Expenses	412,439	-1.87%
Flowthrough Entity not Subject to Tax	870,990	-3.95%
Foreign Corporation - Minority Interest	590	0.00%
Non-controlling Interest	(827,332)	3.75%
Valuation Allowance	5,199,892	-23.56%
Stock compensation	(488,445)	2.21%
Rate Change	8,363	-0.04%
Other/Prior Year True-Up	(63,427)	0.29%
Provision from income taxes	$126,869	-0.57%

Significant components of the Company’s deferred tax assets and liabilities are as follows:

December 31, 2025
Deferred Tax Assets:
Net Operating Losses	$11,400,601
Intangibles	6,873,705
Stock Compensation	53,210
Reserves	3,581,290
Interest Expense Carryover	3,824,177
Lease Liability	104,795
Fixed Assets	716,718
Accrued Liabilities	386,318
Other	224,860
Total Deferred Tax Assets	27,165,673
Deferred Tax Liabilities:
ROU Asset	(104,794)
Total Deferred Tax Liabilities	(104,794)

Less: Valuation Allowance	(27,060,879)
Net Deferred Asset/(Liability)	$0

December 31, 2024
Deferred Tax Assets:
Net Operating Losses	$7,732,475
Stock Compensation	361,778
Reserves	2,668,891
Leases Liability	1,104,044
Inventory	-
Fixed Assets	417,949
Accrued Liabilities	595,127
Other	85,575
Total Deferred Tax Assets	12,965,839

Deferred Tax Liabilities:
ROU Asset	(1,125,516)
Intangibles	(2,068,818)
Total Deferred Tax Liabilities	(3,194,334)

Less: Valuation Allowance	(9,925,886)
Net deferred tax liability:	$(154,381)

In determining the possible future realization of deferred tax assets, the Company has considered future taxable income from the following sources: (a) reversal of taxable temporary differences; and (b) tax planning strategies that, if necessary, would be implemented to accelerate taxable income into years in which net operating losses might otherwise expire.

Deferred tax assets are recognized subject to management’s judgment that realization is more likely than not. A valuation allowance is recognized for a deferred tax asset if, based on the weight of the available evidence, it is more likely than not that some portion of the deferred tax asset will not be realized. In making such judgments, significant weight is given to evidence that can be objectively verified. Based on our review of the deferred tax assets the Company has concluded that a valuation allowance is necessary on the net operating loss balance, as realization of this asset does not meet the more likely than not threshold.

As of December 31, 2025 and 2024, the Company had estimated net operating losses for federal and state purposes of $49 million and $40 million, respectively. Federal net operating losses of $6.5 million will expire in 2037. State net operating loss carryovers of $8.5 million will start to expire in 2037. Other federal and state net operating loss carryovers do not have an expiration date.

We recognize a tax position as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination.

For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. We recognize potential interest and penalties related to unrecognized tax benefits in the general and administrative expense in the statement of operations of the Company.

The Company is in the process of filing back income tax returns from 2010 through the current year and subject to IRS examination for these years. The Company has booked a reserve for potential penalties associated with non-filing of certain foreign information reports related to its subsidiary in the Middle East. Penalties and interest have been reported in the general and administrative section of the statement of operations. The reserve balance at December 31, 2025 and 2024 was $1,029,846 and $837,477, respectively. The Company does not expect this reserve to reverse within the next 12 months, as they will apply for a penalty waiver when the tax returns are ultimately filed. Due to the non-filing of income tax returns, statutes of limitations on the potential examination of those income tax periods will continue to run until the returns are filed, at which time the statutes will begin.